EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended July 3, 2010 of Thoratec Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerhard F. Burbach, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerhard F. Burbach
Gerhard F. Burbach
Chief Executive Officer Date: August 10, 2010

     A signed original of this written statement required by Section 906 has been provided to Thoratec Corporation and will be retained by Thoratec and furnished to the Securities and Exchange Commission or its staff upon request.